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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                                  PURSUANT TO

                             SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 2000

                             ----------------------

                                STEMCELLS, INC.
                       (formerly CYTOTHERAPEUTICS, INC.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                     0-19871                 94-3078125

(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                  (Identification Number)


                          525 DEL REY AVENUE, SUITE C
                              SUNNYVALE, CA 94085
          (Address of principal executive offices, including zip code)



                                 (408) 731-8670
              (Registrant's Telephone number including area code)

                             ----------------------


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                                  Page 1 of 6

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Pro Forma Financial Information

During the third quarter of 1999, management reached a decision to exit the Company's Encapsulated Cell Therapy (ECT) activities, dispose of the related intellectual property, facilities and equipment and relocate the Lincoln, RI corporate headquarters to Sunnyvale, CA. At the same time, the Company accrued various estimated expenses associated with the exit and wind-down of the ECT activities, disposal of the related property and relocation of the corporate headquarters. Additional accruals were provided in December 1999 for expenses relating to settlement of a 1989 funding arrangement with the Rhode Island Partnership for Science and Technology, further adjustment to asset carrying values and estimated carrying costs associated with the Rhode Island facilities through the expected disposition date. In addition, during December 1999, the Company liquidated certain ECT equipment and sold its ECT intellectual property to Neurotech, S.A. for $3,000,000. The tabular unaudited pro forma consolidated statement of operations presents the effects of the sale, wind-down and relocation, as if they had occurred at January 1, 1999. The tabular unaudited pro forma consolidated balance sheet along with the accompanying notes are presented as if the sale, wind-down and relocation had occurred at December 31, 1999. The pro forma effects and adjustments were determined based on available information and certain allocations that management believes are reasonable. The pro forma financial information does not purport to represent what the Company's operating results would have been had the sale occurred at January 1, 1999 and may not be indicative of the Company's financial position or operating results for any future date or period.

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CYTOTHERAPEUTICS, INC.
December 31, 1999

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)



                                                                     Historical                         Pro Forma
                                                                    Consolidated                       Consolidated
                                                                     12/31/1999     Adjustments(A)      12/31/1999
                                                                   ------------    ---------------      -----------
Revenue from collaborative agreements                              $  5,021,707    $ (5,021,707)(1)     $        --
Operating expenses:                                                   9,984,027      (5,332,331)(2)       4,651,696
 Research and development                                             4,927,303      (2,309,315)(3)       2,517,988
 General and administrative                                           6,047,808      (6,047,806)(4)              --
                                                                   ------------    ------------         -----------
 Encapsulated Cell Therapy Wind down and Corporate Relocation        20,959,136     (13,689,452)          7,269,684
                                                                   ------------    ------------         -----------
Loss from operations                                                (15,937,429)      8,687,745          (7,269,684)
Other income (expense):
 Interest income                                                        584,006              --             584,006
 Interest expense                                                      (335,203)             --                  --
                                                                   ------------    ------------         -----------
                                                                        228,803              --             584,006
                                                                   ------------    ------------         -----------
                                                                   ------------    ------------         -----------
Net loss                                                           $(15,708,826)   $  8,667,745         $(6,705,678)
                                                                   ------------    ------------         -----------
                                                                   ------------    ------------         -----------
Basic and diluted net loss per share                                     ($0.84)          $0.46              $(0.36)
                                                                   ------------    ------------         -----------
                                                                   ------------    ------------         -----------
Shares used in computing basic and diluted net loss per share        18,705,838      18,705,838          18,705,838
                                                                   ------------    ------------         -----------
                                                                   ------------    ------------         -----------


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CYTOTHERAPEUTICS, INC.
December 31, 1999

PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)


                                                                   Historical                               Pro Forma
                                                               December 31, 1999      Adjustments(A)     December 31, 1999
                                                               -----------------      -------------      -----------------
ASSETS
Current assets:
 Cash and cash equivalents                                       $   4,760,064        $        --         $   4,760,064
 Marketable securities                                                      --                                       --
 Accrued interest receivable                                            42,212                                   42,212
 Technology sale receivable                                          3,000,000                                3,000,000
 Assets held for sale                                                       --          3,300,000(5)          3,300,000
 Other current assets                                                1,168,579                                1,168,579
                                                                 -------------        -----------         -------------
Total current assets                                                 8,970,865          3,300,000            12,270,855

Property, plant and equipment, net                                   5,251,376         (3,600,000)(5)         1,651,376
Other assets, net                                                    1,858,768                                1,858,768
                                                                 -------------        -----------         -------------
Total assets                                                     $  18,080,999        $  (300,000)        $  15,780,999
                                                                 -------------        -----------         -------------
                                                                 -------------        -----------         -------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                                $     631,315                            $     631,315
 Accrued expenses                                                    2,905,068           (300,000)(5)         2,605,068
 Current maturities of capitalized lease obligations                   324,187                                  324,187
                                                                 -------------        -----------         -------------
Total current liabilities                                            3,860,550           (300,000)            3,580,550

Capitalized lease obligations, less current maturities               2,937,083                                2,937,083
Deposits                                                                26,000                                   26,000
Deferred Rent                                                          502,353                                  502,353
Commitments and contingencies                                               --                                       --
Redeemable common stock, $.01 par value;
 524,337 shares issued and outstanding                               5,248,610                                5,248,610
Stockholders equity:
 Convertible preferred stock, $.01 par value; 1,000,000
  shares authorized; no shares issued and outstanding                       --                                       --
 Common stock, $.01 par value; 45,000,000 shares
  authorized; 18,635,565 shares issued and outstanding                 186,355                                  186,355
Additional paid-in capital                                         123,917,758                              123,917,758
Accumulated deficit                                               (119,372,710)                            (119,372,710)
Unrealized losses on marketable securities                                  --                                       --
                                                                 -------------        -----------         -------------
Accumulated other comprehensive loss                              (119,372,710)                --          (119,372,710)
Deferred compensation                                               (1,225,000)                              (1,225,000)
                                                                 -------------        -----------         -------------
Total stockholders' equity                                           3,506,403                 --             3,506,403
                                                                 -------------        -----------         -------------

Total liabilities and stockholders' equity                       $  16,080,999        $  (300,000)        $  15,780,999
                                                                 -------------        -----------         -------------
                                                                 -------------        -----------         -------------


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NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND BALANCE SHEET

Note A-Pro Forma Adjustments

(1) To eliminate of Encapsulated Cell Therapy collaborative revenue arrangements.
(2) To eliminate research and development expenses directly related to the Encapsulated Cell Therapy activities.
(3) To eliminate general and administrative costs related to Encapsulated Cell Therapy based on historical allocations and assumptions made by management.
(4) To eliminate Encapsulated Cell Therapy wind-down and corporate relocation expenses, including Rhode Island facility carrying costs, employee severance arrangements and settlement of a 1989 funding arrangement with the Rhode Island Partnership for Science and Technology.
(5) To reclassify the net book value of the Rhode Island property, plant and equipment.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STEMCELLS, INC.


                                  By /s/ George W. Dunbar, Jr.
                                     -----------------------------------
                                     Title: Acting President and
                                             Chief Executive Officer

Date: September 8, 2000